SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 3, 2002

Date of Earliest Event Reported: December 3, 2002

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

230 Half Mile Road Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 933-5000

Item 7.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Presentation given by Robert E. Lee, Executive Vice President - Growth & Development of Millennium Chemicals, and John E. Lushefski, Senior Vice President and Chief Financial Officer of Millennium Chemicals, on December 3, 2002 as part of The Salomon Smith Barney Chemical Conference held at the Marriott Hotel in New York City.

Item 9.	Regulation FD Disclosure.

On December 3, 2002, Robert E. Lee, Executive Vice President - Growth & Development of Millennium Chemicals, and John E. Lushefski, Senior Vice President and Chief Financial Officer of Millennium Chemicals, made the presentation furnished as Exhibit 99.1 hereto as part of The Salomon Smith Barney Chemical Conference held at the Marriott Hotel in New York City.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: December 3, 2002

MILLENNIUM CHEMICALS INC.
By: _/C. William Carmean/______________
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Presentation given by Robert E. Lee, Executive Vice President - Growth & Development of Millennium Chemicals, and John E. Lushefski, Senior Vice President and Chief Financial Officer of Millennium Chemicals, on December 3, 2002 as part of The Salomon Smith Barney Chemical Conference held at the Marriott Hotel in New York City.